UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

ASSET ENTITIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2023, Asset Entities Inc., a Nevada corporation (the “Company”), entered into a Closing Agreement (the “Closing Agreement”) with Triton Funds LP, a Delaware limited partnership (“Triton Funds”). Under the Closing Agreement, the Company agreed to sell to Triton Funds shares of class B common stock, $0.0001 par value per share, of the Company (the “Class B Common Stock”) having an aggregate value of $1,000,000 (the “Shares”), pursuant to a registration statement to be filed and made effective for the resale of the Shares (the “Registration Statement”). Subject to the terms of the Closing Agreement, the Company may deliver a closing notice (the “Closing Notice”) to Triton Funds at any time before September 30, 2023, pursuant to which Triton Funds will be obligated to purchase the Shares for $1,000,000 before deducting a $25,000 administrative fee. The price of each of the Shares will be 85% of the lowest daily volume-weighted average price of the Class B Common Stock during the five business days prior to the closing of the purchase of the Shares (the “Closing”). The Closing must occur within five business days after the delivery of the Closing Notice. Triton Funds’ obligation to purchase the Shares is conditioned on the effectiveness of the Registration Statement and Triton Funds’ ownership not exceeding 9.99% of the Class B Common Stock outstanding as of June 30, 2023.

The Closing Agreement contains additional requirements, including that the Company maintain the listing of the Class B Common Stock on the primary market on which the Class B Common Stock is listed and provide notice to Triton Funds of certain events affecting registration or that may suspend its right to submit the Closing Notice. The Company also agreed to provide indemnification against liabilities relating to misrepresentations, breaches of obligations, and third-party claims relating to the Closing Agreement, with certain exceptions. The Closing Agreement will expire either upon the Closing or September 30, 2023.

There is no relationship between the Company or its affiliates and Triton Funds, other than in respect of the Closing Agreement.

In connection with the Closing Agreement, pursuant to the engagement letter agreement between the Company and Boustead Securities, LLC (“Boustead”), a registered broker-dealer, dated November 29, 2021, and the underwriting agreement between the Company and Boustead, dated February 2, 2023, at the Closing, if any, the Company will be required to pay Boustead a cash fee equal to 7% of the gross proceeds to be received from the Closing and a non-accountable expense allowance equal to 1% of the gross proceeds to be received from the Closing, and issue Boustead warrants for the amount of shares of Class B Common Stock equal to 7% of the number of the Shares, at an exercise price equal to the fair market value of the Class B Common Stock as of the date of the Closing. The warrants will be exercisable for a period of five years, contain cashless exercise provisions, and have immediate piggyback registration rights. The Company must also reimburse Boustead for all reasonable invoiced out-of-pocket expenses in connection with its performance of services relating to the Closing Agreement, regardless of whether the Closing occurs.

Item 7.01. Regulation FD Disclosure.

On July 5, 2023, the Company issued a press release announcing the signing of the Closing Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of the date of the press release and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Forward-looking statements include, but are not limited to, the Company’s expectations regarding its financial position and operating performance, its expectations regarding its business initiatives, the Company’s expectations about its operating performance, trends in its business, the effectiveness of its strategies, its market opportunity, and demand for its products and services in general. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Closing Agreement between Asset Entities Inc. and Triton Funds LP, dated as of June 30, 2023
99.1	Press Release dated July 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President

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